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remove the “mid- term target” time reference, just focus it on $2.50.

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July 28, 2021

Appendix

July 28, 2021 (in millions, except per share amounts) 2021 2020 Gross profit 100.9$ 92.0$ Gross profit margin 43.1% 37.8% Stock-based compensation expense 0.5 0.4 Production transfer costs (1) - 0.1 Non-GAAP gross profit 101.4$ 92.5$ Non-GAAP gross profit margin 43.3% 38.0% Operating expenses 60.3$ 54.4$ Stock-based compensation expense (6.0) (4.5) Intangibles amortization expense (4.4) (3.2) Restructuring charges (0.2) 0.5 Other (2) (0.3) (0.4) Non-GAAP operating expenses 49.4$ 46.8$ Non-GAAP operating expenses margin 21.1% 19.2% Earnings from continuing operations 92.6$ 29.6$ Interest expense, net 1.9 3.9 (Benefit from) provision for income taxes (54.3) 2.8 Earnings from continuing operations before interest and income taxes 40.2 36.3 Earnings from continuing operations before interest and income taxes margin 17.2% 14.9% Stock-based compensation expense 6.5 4.9 Intangibles amortization expense 4.4 3.2 Restructuring charges 0.2 (0.5) Production transfer costs (1) - 0.1 Other (2) 0.3 0.4 Adjusted earnings from continuing operations before interest and income taxes 51.6$ 44.4$ Adjusted earnings from continuing operations before interest and income taxes margin 22.0% 18.3% Earnings from continuing operations $ 92.6 $ 29.6 Non-GAAP reconciling adjustments (3) 11.4 8.1 Interest expense, net non-GAAP reconciling adjustments (4) 0.6 1.9 Income tax effects of non-GAAP reconciling adjustments (5) 58.6 0.7 Non-GAAP net earnings $ 46.0 $ 38.9 Diluted earnings per share from continuing operations $ 0.98 $ 0.32 Earnings per share non-GAAP reconciling adjustment (0.50) 0.09 Non-GAAP diluted earnings per share $ 0.48 $ 0.41 Diluted average shares outstanding 94.3 93.0 Non-GAAP adjustment (6) 1.5 1.1 Non-GAAP diluted average shares outstanding (6) 95.8 94.1 Quarter Ended December 31, Notes: (6) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges is not reflected under GAAP, the Company includes the anti-dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable. (1) Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily in Asia. These amounts are included in the corresponding Gross profit and Earnings from continuing operations before interest and income taxes for each period presented. (2) Other expenses represent the ongoing net lease cost (income) related to facilities not used in operations. (3) The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings from continuing operations before interest and income taxes to Adjusted earnings from continuing operations before interest and income taxes. (4) Under GAAP, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company’s $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense is excluded from management’s assessment of the Company’s operating performance because management believes that this non-cash expense is not indicative of its core, ongoing operating performance. (5) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. In 2021, these adjustments include a valuation allowance release of $59.1 million for our U.S. subsidiaries.

July 28, 2021 Notes: (5) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. In 2021, these adjustments include a valuation allowance release of $59.1 million for our U.S. subsidiaries. (6) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges is not reflected under GAAP, the Company includes the anti-dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable. (1) Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily in Asia. These amounts are included in the corresponding Gross profit and Earnings from continuing operations before interest and income taxes for each period presented. (2) In 2021, Other expenses represent the ongoing net lease cost (income) related to facilities not used in operations and expenses related to the acquisition of Integrated Microwave Corporation by the Precision Devices segment. In 2020, Other expenses represent the ongoing net lease cost (income) related to facilities not used in operations and expenses related to shareholder activism. In 2017, Other primarily represents expenses related to the acquisition of certain assets of a capacitors manufacturer. (3) The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings from continuing operations before interest and income taxes to Adjusted earnings from continuing operations before interest and income taxes. (4) Under GAAP, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company’s $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense is excluded from management’s assessment of the Company’s operating performance because management believes that this non-cash expense is not indicative of its core, ongoing operating performance. (in millions, except per share amounts) 2021 2020 2017 Gross profit 359.5$ 271.2$ 286.3$ Gross profit margin 41.4% 35.5% 38.5% Stock-based compensation expense 1.6 1.7 1.8 Impairment charges - - 1.4 Restructuring charges - 2.3 4.0 Production transfer costs (1) - 0.2 6.7 Other (2) 1.0 - - Non-GAAP gross profit 362.1$ 275.4$ 300.2$ Non-GAAP gross profit margin 41.7% 36.0% 40.3% Operating expenses 243.7$ 242.0$ 245.8$ Stock-based compensation expense (30.5) (15.6) (22.9) Intangibles amortization expense (15.9) (13.0) (7.3) Impairment charges (4.0) (7.6) (19.9) Restructuring charges (0.5) (10.0) (6.2) Production transfer costs (1) - - (0.1) Other (2) (2.0) (1.2) (0.3) Non-GAAP operating expenses 190.8$ 194.6$ 189.1$ Non-GAAP operating expenses margin 22.0% 25.5% 25.4% Earnings from continuing operations 150.2$ 2.9$ 6.5$ Interest expense, net 14.2 16.4 20.6 (Benefit from) provision for income taxes (45.6) 8.4 12.9 Earnings from continuing operations before interest and income taxes 118.8 27.7 40.0 Earnings from continuing operations before interest and income taxes margin 13.7% 3.6% 5.4% Stock-based compensation expense 32.1 17.3 24.7 Intangibles amortization expense 15.9 13.0 7.3 Impairment charges 4.0 7.6 21.3 Restructuring charges 0.5 12.3 10.2 Production transfer costs (1) - 0.2 6.8 Other (2) 3.0 1.2 0.3 Adjusted earnings from continuing operations before interest and income taxes 174.3$ 79.3$ 110.6$ Adjusted earnings from continuing operations before interest and income taxes margin 20.1% 10.4% 14.9% Earnings from continuing operations $ 150.2 $ 2.9 $ 6.5 Non-GAAP reconciling adjustments (3) 55.5 51.6 70.6 Interest expense, net non-GAAP reconciling adjustments (4) 6.6 7.4 6.1 Income tax effects of non-GAAP reconciling adjustments (5) 65.4 (1.3) 2.0 Non-GAAP net earnings $ 146.9 $ 63.2 $ 81.2 Diluted earnings per share from continuing operations $ 1.59 $ 0.03 $ 0.07 Earnings per share non-GAAP reconciling adjustment (0.06) 0.64 0.81 Non-GAAP diluted earnings per share $ 1.53 $ 0.67 $ 0.88 Diluted average shares outstanding 94.7 92.9 90.5 Non-GAAP adjustment (6) 1.1 1.5 1.9 Non-GAAP diluted average shares outstanding (6) 95.8 94.4 92.4 Year Ended December 31,

December 31, September 30, June 30, March 31, December 31, December 31, September 30, June 30, March 31, December 31, (Continuing operations, in millions) 2021 2021 2021 2021 2020 2021 2021 2021 2021 2020 Revenues 176.4$ 177.7$ 149.8$ 163.1$ 201.8$ 57.9$ 55.3$ 50.0$ 37.9$ 41.4$ Gross profit 72.8$ 71.9$ 63.3$ 64.8$ 77.4$ 28.4$ 25.6$ 20.8$ 13.7$ 15.1$ Stock-based compensation expense 0.3 0.2 0.2 0.2 0.3 0.1 0.1 0.1 0.1 - Production transfer costs - - - - - - - - - 0.1 Other - - - - - - 0.3 0.7 - - Non-GAAP gross profit 73.1$ 72.1$ 63.5$ 65.0$ 77.7$ 28.5$ 26.0$ 21.6$ 13.8$ 15.2$ Non-GAAP gross profit margin 41.4% 40.6% 42.4% 39.9% 38.5% 49.2% 47.0% 43.2% 36.4% 36.7% Research and development expenses 19.5$ 19.4$ 22.0$ 20.9$ 20.3$ 3.0$ 2.6$ 2.5$ 2.4$ 2.0$ Stock-based compensation expense (1.2) (1.1) (1.5) (1.5) (1.2) - (0.1) (0.1) - - Intangibles amortization expense (1.5) (1.4) (1.3) (1.5) (1.3) (0.1) (0.1) (0.1) - - Production transfer costs - - - - - - - - - - Other (0.2) - (0.1) - - - - - - - Non-GAAP research and development expenses 16.6$ 16.9$ 19.1$ 17.9$ 17.8$ 2.9$ 2.4$ 2.3$ 2.4$ 2.0$ Non-GAAP research and development expenses margin 9.4% 9.5% 12.8% 11.0% 8.8% 5.0% 4.3% 4.6% 6.3% 4.8% Selling and administrative expenses 11.3$ 12.0$ 13.3$ 13.4$ 12.4$ 10.1$ 9.2$ 8.7$ 7.0$ 7.6$ Stock-based compensation expense (0.6) (0.8) (0.9) (1.4) (0.7) (0.5) (0.5) (0.4) (0.7) (0.3) Intangibles amortization expense (1.3) (1.3) (1.3) (1.3) (1.3) (1.5) (1.5) (1.2) (0.5) (0.6) Impairment charges - - - - - - - - - - Production transfer costs - - - - - - - - - - Other - (0.3) (0.4) (0.4) (0.4) - - - - - Non-GAAP selling and administrative expenses 9.4$ 9.6$ 10.7$ 10.3$ 10.0$ 8.1$ 7.2$ 7.1$ 5.8$ 6.7$ Non-GAAP selling and administrative expenses margin 5.3% 5.4% 7.1% 6.3% 5.0% 14.0% 13.0% 14.2% 15.3% 16.2% Operating expenses 30.9$ 35.4$ 35.4$ 34.5$ 32.2$ 13.2$ 11.8$ 11.2$ 9.4$ 9.6$ Stock-based compensation expense (1.8) (1.9) (2.4) (2.9) (1.9) (0.5) (0.6) (0.5) (0.7) (0.3) Intangibles amortization expense (2.8) (2.7) (2.6) (2.8) (2.6) (1.6) (1.6) (1.3) (0.5) (0.6) Impairment charges - (4.0) - - - - - - - - Restructuring charges (0.1) - (0.1) (0.2) 0.5 (0.1) - - - - Production transfer costs - - - - - - - - - - Other (0.2) (0.3) (0.5) (0.4) (0.4) - - - - - Non-GAAP operating expenses 26.0$ 26.5$ 29.8$ 28.2$ 27.8$ 11.0$ 9.6$ 9.4$ 8.2$ 8.7$ Non-GAAP operating expenses margin 14.7% 14.9% 19.9% 17.3% 13.8% 19.0% 17.4% 18.8% 21.6% 21.0% Earnings before interest and income taxes 42.0$ 36.6$ 28.0$ 30.4$ 45.4$ 15.4$ 14.0$ 9.8$ 4.5$ 5.5$ Stock-based compensation expense 2.1 2.1 2.6 3.1 2.2 0.6 0.7 0.6 0.8 0.3 Intangibles amortization expense 2.8 2.7 2.6 2.8 2.6 1.6 1.6 1.3 0.5 0.6 Impairment charges - 4.0 - - - - - - - - Restructuring charges 0.1 - 0.1 0.2 (0.5) 0.1 - - - - Production transfer costs - - - - - - - - - 0.1 Other 0.2 0.3 0.5 0.4 0.4 - 0.3 0.7 - - Adjusted earnings before interest and income taxes 47.2$ 45.7$ 33.8$ 36.9$ 50.1$ 17.7$ 16.6$ 12.4$ 5.8$ 6.5$ Adjusted earnings before interest and income taxes margin 26.8% 25.7% 22.6% 22.6% 24.8% 30.6% 30.0% 24.8% 15.3% 15.7% Audio Quarter Ended Precision Devices Quarter Ended

December 31, September 30, June 30, March 31, December 31, (Continuing operations, in millions) 2021 2021 2021 2021 2020 Earnings before interest and income taxes Audio 42.0$ 36.6$ 28.0$ 30.4$ 45.4$ Precision Devices 15.4 14.0 9.8 4.5 5.5 Total segments 57.4 50.6 37.8 34.9 50.9 Corporate expense / other 17.2 14.1 14.9 15.7 14.6 Interest expense, net 1.9 4.2 4.1 4.0 3.9 Earnings before income taxes 38.3 32.3 18.8 15.2 32.4 (Benefit from) provision for income taxes (54.3) 4.6 1.4 2.7 2.8 Net earnings 92.6$ 27.7$ 17.4$ 12.5$ 29.6$ Quarter Ended

(in millions) 2021 2020 2019 2018 2017 Cash provided by operating activities 182.1$ 128.1$ 123.9$ 98.5$ 92.9$ Less: Capital expenditures (48.6) (31.9) (41.2) (80.1) (51.6) Free cash flow (1) 133.5$ 96.2$ 82.7$ 18.4$ 41.3$ Free cash flow margin (1) 15.4% 12.6% 9.7% 2.2% 5.5% Years Ended December 31, (1) In addition to measuring cash flow generation and usage based on liquidity measures determined in accordance with GAAP, Knowles also measures free cash flow and free cash flow margin. Free cash flow is defined as cash provided by operating activities less capital expenditures. Knowles believes these measures are useful in measuring its cash generated from operations that is available to repay debt, fund acquisitions, and repurchase Knowles’ common stock. Free cash flow and free cash flow margin are not presented in accordance with GAAP and may not be comparable to similarly titled measures used by other companies in our industry. As such, free cash flow and free cash flow margin should not be considered in isolation from, or as an alternative to, any other liquidity measures determined in accordance with GAAP.